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                                                                    Exhibit 10.1


[name and address of Insurer]

Certificate Guaranty Surety Bond

Issuer:                                            Policy Number:
_______________ Mortgage
Loan Trust 199_-_                                  Control Number:

Certificates:  $____________                       Deposit premium:  $__________
in aggregate principal amount of
____________ Mortgage Loan Trust 199_-_,
Mortgage Loan Pass-Through Certificates,
Series 199_-_, Class A Certificates

Trustee:  ____________________
          ____________________

_________________________  (the "Insurer"), a  ________________________, in
consideration of its receipt of the Deposit Premium and subject to the terms of this Surety Bond, hereby unconditionally and irrevocably agrees to pay each Insured Payment to the Trustee named above or its successor, as trustee (the "Trustee") for the benefit of the owners of the Class A-1 Group I, Class A-2 Group I, Class A-3 Group I, Class A-4 Group I, Class A-5 Group I, and Class A-6 Group II Certificates (the "Class A Certificates"). The Insurer will make such payment out of its own funds by 2:00 P.M. (New York City Time) in same day funds to the Trustee on the later of (i) the Business Day next following the day on which the Insurer shall have received Notice that an Insured Payment is due and
(ii) the Payment Date on which the Insured Payment is distributable to the Class A Certificateholders pursuant to the Pooling and Servicing Agreement as defined herein, for disbursement by the Trustee to the Class A Certificateholders, as appropriate, in the same manner as the payment of distributions with respect to the Class A Certificates. Upon such payment, the Insurer shall be fully subrogated to the rights of the relevant Class A Certificateholders to receive the amount so paid as set forth in Section 7.3 (f) of the Pooling and Servicing Agreement. The Insurer's obligations hereunder shall be discharged to the extent funds equal to the Group I Insured Distribution Amount or the Group II Insured Distribution Amount, as the case may be, are on deposit with the Trustee on behalf of the Class A Group I Certificateholders or the Class A Group II Certificateholders, as the case may be, for distribution to such Class A Certificateholders as provided in the Pooling and Servicing Agreement and herein, whether or not such funds are properly applied by the Trustee.

This Surety Bond is non-cancelable for any reason, including nonpayment of any premium. The premium on this Surety Bond is not refundable for any reason, including the termination of the Class A Certificates prior to their final stated maturity.






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[name and address of Insurer]

Certificate Guaranty Surety Bond



This Surety Bond is subject to and shall be governed by the laws of the State of New York. The proper venue for any action or proceeding on this Surety Bond shall be the County of New York, State of New York. The insurance provided by this Surety Bond is not covered by the New York Property/Casualty Insurance Security Fund (New York Insurance Code, Article 76.)

As used herein, the following terms shall have the following meanings: "Business Day", "Group I Available Funds", "Group I Insured Distribution Amount", "Group I Pool Principal Balance", "Insured Payment", "Group II Available Funds", "Group II Insured Distribution Amount", "Group II Pool Principal Balance", "Principal Balance", "Mortgage Loan", and "Payment Date", shall have the respective meanings set forth in the Pooling and Servicing Agreement. "Notice" means written notice in the form of Exhibit A hereto by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice in the form of Exhibit A hereto delivered via telecopy, telex or hand delivery from the Trustee to the Insurer specifying the information set forth therein. "Certificateholder" means, as to a particular Class A Certificate, the person, other than the Trust, the Seller, the Master Servicer and any Sub-Servicer (as such terms are defined in the Pooling and Servicing Agreement) who, on the applicable Payment Date, is entitled under the terms of such Certificate to payment thereof. "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement by and among Access Financial Lending Corp., as Seller, _______________, as Master Servicer, and _____________________, as Trustee,
dated as of __________, 199_, authorizing the issuance of the Class A Certificates.

In addition to the Deposit Premium set forth on the face of this Surety Bond, a monthly premium shall be due and payable on this Surety Bond on each Payment Date following the date hereof in an amount equal to one-twelfth of the product of (i) the percentage specified in the letter of even date herewith by and among the Insurer, the Seller and the Trustee, and (ii) the outstanding aggregate Principal Balances of all of the Mortgage Loans as the close of business on the Payment Date on which said monthly premium shall be due and payable.

In the event that payments under any Class A Certificate are accelerated, nothing herein contained shall obligate the Insurer to make any payment of principal or interest on such Certificates on an accelerated basis, unless such acceleration of payment by the Insurer is at the sole option of the Insurer.





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[name and address of Insurer]

Certificate Guaranty Surety Bond


                  IN WITNESS WHEREOF, the Insurer has caused this Surety Bond to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon the Insurer by virtue of the countersignature of its duly authorized representative.




President                                             Authorized Representative



Effective Date:  __________, 199_





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                                                                       EXHIBIT A


                                     NOTICE

To:                        [name and address of Insurer]

Re:                        __________ Mortgage Loan Trust 199_-_

Policy No.:

Determination Date:  ________________________

Payment Date:  ______________________________


We refer to that certain Pooling and Servicing Agreement by and among Access Financial Lending Corp., as Seller, ______________, as Master Servicer, and ____________________, as Trustee, dated as of __________, 199_, authorizing the issuance of the Class A Certificates (the "Pooling and Servicing Agreement"); all capitalized terms not otherwise defined herein shall have the same respective meanings as set forth in such Pooling and Servicing Agreement.

(a) As of the Determination Date, the Trustee has determined under the Pooling and Servicing Agreement that in respect of the Payment Date:

                (i) The Group I Insured Interest Distribution Amount is $_________;

               (ii) The Group I Insured Principal Distribution Amount is $________ [, of which $________ represents a Group I Subordination Deficit] [and] [$________ represents a Group I Subordination Increase Amount]; and

              (iii) The Group II Insured Interest Distribution Amount is $________;

               (iv) The Group II Insured Principal Distribution Amount is $______ [, of which $______ represents a Group II Subordination Deficit] [and] [$________ represents a Group II Subordination Increase Amount]; and

                (v) The sum of the Group I Available Funds and the Group II Available Funds is $________, of which $________ represents Group I Total Available Funds and $______ represents Group II Total Available Funds, of which $________ has been allocated for payment of the monthly Trustee Fee and $________ has been allocated for payment of the monthly Certificate Insurer premium.





                                       A-1



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Please be advised that, as of the Determination Date set forth above, the sum of the Group I Available Funds and the Group II Available Funds less the amounts required for payment of the monthly Trustee Fee and Certificate Insurer Premium is not sufficient to pay the sum of the Group I Insured Distribution Amount and the Group II Insured Distribution Amount (the sum of (a)(i) and (a)(ii) above) in respect of the Payment Date set forth above.

Accordingly, pursuant to Section 7.7 of the Pooling and Servicing Agreement, this statement constitutes a notice for an Insured Payment in the amount of $________ (the excess of (x) the sum of the amounts described in clauses (a)(i), (a)(ii), (a)(iii) and (a)(iv) above over (y) the amounts described in clause
(a)(v) above) under the Surety Bond.

(b) No amount claimed hereunder is in excess of the amount payable under the Surety Bond.

         The amount requested in this Notice should be paid to:
         [Payment Instructions]





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                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice this ____ day of _____________.


                                                 _______________________________
                                                 as Trustee


                                                 By: ___________________________


                                                 Title: ________________________


                                       A-3

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